SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 7, 2003
 -------------------------------------------------------------------------------
                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
 -------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



Delaware                   0-28538                    13-5630895
--------------------------------------------------------------------------------
(State or other           (Commission                (IRS Employer
 jurisdiction of           File Number)               Identification
 incorporation)                                       Number)



                   1999 Broadway, Suite 4300, Denver, CO 80202
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 296-5600
 -------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
 -------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 5: Other Events

     On July 7, 2003 the Registrant and the U.S. Equal Employment Opportunity Commission issued the joint press release attached hereto as Exhibit 99.1 which is incorporated herein by reference. The press release relates to an announcement by both parties of the settlement of a sexual harassment lawsuit filed against the Registrant on September 29, 2000.

Item 7:     Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

            Item No.      Exhibit List
            ---------     ------------------------------------------------------

            99.1 Joint Press Release dated July 7, 2003 issued by Registrant and U.S. Equal Employment Opportunity Commission

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               TITANIUM METALS CORPORATION
                               (Registrant)




                               By: /s/ Matthew O'Leary
                                   ----------------------------------------
                                    Matthew O'Leary
                                    Corporate Attorney and Assistant Secretary


Date: July 7, 2003

                                                                    EXHIBIT 99.1

                  U.S. EQUAL EMPLOYMENT OPPORTUNITY COMMISSION
                           Los Angeles District Office
                        255 EAST TEMPLE STREET, 4TH FLOOR
                          LOS ANGELES, CALIFORNIA 90012


FOR IMMEDIATE RELEASE                       CONTACT:  Gregory Gochanour
July 7, 2003                                          Acting Regional Attorney
                                                      (312) 886-9124

                                            OR TIMET: Joan Prusse
                                                      General Counsel
                                                      (303) 296-5600


                 EEOC AND TIMET SETTLE SEXUAL HARASSMENT LAWSUIT

                                ****************

   Settlement Includes Anti-Discrimination Training and Monitoring of Company

     LAS VEGAS - The U.S. Equal Employment Opportunity Commission (EEOC) and Titanium Metals Corporation ("TIMET") today announced the settlement of a sexual harassment lawsuit against TIMET, filed on September 29, 2000 on behalf of six female former and current employees of TIMET's Henderson, NV facility. Without admitting any liability in the lawsuit, under the settlement TIMET has agreed it will not permit unlawful sexual harassment or retaliation, will conduct comprehensive anti-discrimination training, and has agreed to record-keeping and reporting obligations to be monitored by the EEOC over the duration of the two year term of the Settlement Agreement.

     The EEOC's lawsuit alleged that current and former female employees were sexually harassed by supervisors or co-workers at the TIMET facility in Henderson, Nevada and certain were retaliated against. The litigation was filed in the U.S. District Court, District of Nevada in September, 2000 (EEOC v. Titanium Metals Corporation, Inc. d/b/a TIMET, CV S-00-1172 JCM (RJJ)).

     "Sexual harassment is still a serious problem in the U.S. workforce that employers should pay attention to," said Gregory Gochanour, Acting Regional Attorney for the EEOC's Los Angeles District Office. "EEOC guidelines and Supreme Court rulings make it crystal clear that employers are responsible for taking swift action to address and correct sexual harassment once they become aware of it."

JOINT EEOC AND TIMET PRESS RELEASE - Page 2

     Peter F. Laura, a Senior Trial Attorney of the EEOC's Los Angeles District Office, said: "We have seen substantial improvement in the way TIMET handles sexual harassment complaints in the last few years. We expect that to continue."

     TIMET's General Counsel, Joan Prusse, said: "TIMET has always been committed to a workplace that is free of unlawful sexual harassment and retaliation, and we are pleased to have reached a settlement that enables us to put this lawsuit behind us and avoid the time and expense of further legal proceedings."

     TIMET, headquartered in Denver, Colorado, is a leading worldwide producer of titanium metal products. Information on TIMET is available on the internet at www.timet.com.

     In addition to enforcing Title VII of the Civil Rights Act of 1964, which prohibits employment discrimination based on race, color, religion, sex or national origin, the EEOC enforces the Age Discrimination in Employment Act, Title I of the Americans with Disabilities Act, the Equal Pay Act and sections of the Civil Rights Act of 1991. Further information about the Commission is available on the agency's web site at www.eeoc.gov.


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